RBC BlueBay Funds Summary Prospectus January 28, 2022 RBC BlueBay Core Plus Bond Fund Class A: RCPAX Class I: RCPIX Class R6: RCPRX Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at https://dfinview.com/usrbcgam. You can also get this information at no cost by calling 1-800-422-2766 or by sending an email request to rbcgamusinfo@rbc.com The Fund’s current Prospectus and Statement of Additional Information, both dated January 28, 2022, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus. As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary	RBC BlueBay Core Plus Bond Fund

Investment Objective

The Fund seeks to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 96 of this Prospectus.

	Class I	Class A	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	None	0.25%	None
Other Expenses[2]	0.64%	0.70%	0.70%

Total Annual Fund Operating Expenses	0.99%	1.30%	1.05%
Fee Waiver and/or Expense Reimbursement[3]	(0.54)%	(0.60)%	(0.65)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.45%	0.70%	0.40%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

2	“Other expenses” are based on estimated amounts for the current fiscal year.

3	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.45% of the Fund’s average daily net assets for Class I shares 0.70% for Class A shares and 0.40% for Class R6 shares. This expense limitation agreement is in place until January 31, 2023 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary	RBC BlueBay Core Plus Bond Fund

Example:    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation through the expiration date stated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A	Class R6
One Year	$46	$493	$41
Three Years	$261	$763	$269

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund has not completed its first year of operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments (and supranational organizations) and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 20% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund will be managed relative to the Bloomberg US Aggregate Bond Index as the Fund’s duration will be managed relative to the Index. The weighted average effective duration of the Bloomberg U.S. Aggregate Bond Index was 6.77 years as of December 31, 2021. The Fund typically seeks to maintain a duration of +/- 2 years versus benchmark. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund’s investment strategy is referred to as “Core Plus” because the Advisor has the ability to add high yield securities and other securities to a core portfolio of investment grade fixed income securities that are generally representative of the Bloomberg US Aggregate Bond Index.

Fund Summary	RBC BlueBay Core Plus Bond Fund

The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use exchange-traded options, bond futures, interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities) and currency futures for portfolio positioning and risk management purposes. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

The Advisor is primarily responsible for managing the Fund’s assets. The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the Fund’s investment objective. The Advisor uses detailed credit analysis to identify investment opportunities while simultaneously seeking to minimize principal losses.

The Advisor incorporates material environmental, social and governance (“ESG”) factors as part of the investment process to identify and invest in issuers following appropriate ESG practices

ESG Integration is defined by the Advisor as the systematic and explicit inclusion of material ESG factors into investment analysis and investment decisions by the Advisor. ESG factors are used as part of the investment analysis of corporate issuers and inform the Advisor’s portfolio construction decisions. In addition to applying ESG Exclusion / Negative Screening (as defined below), the fund also uses the outcomes of the Advisor’s evaluation to further exclude issuers based on ESG criteria. Issuers deemed to have “very high” ESG risks by the Advisor are restricted from investment.

ESG Exclusion / Negative Screening is defined as the exclusion of certain sectors, issuers or practices based on specific ESG considerations determined by the Advisor, including product-based and conduct-based restrictions. Product-based restrictions exclude issuers and sectors to avoid investments that may contribute to the production or distribution of certain goods associated with significant environmental and societal risks. Conduct-based restrictions exclude issuers who do not adequately address ethical, environmental, and societal risk in their operations.

The ESG Exclusion / Negative Screening applied by the Fund’s Advisor includes:

•	Non-compliance with the UN Global Compact Principles;

•	Producers of controversial weapons, including, but not limited to, cluster munitions, anti-personnel mines, chemical and biological weapons and depleted uranium;

•	Tobacco producers; and

Fund Summary	RBC BlueBay Core Plus Bond Fund

•	Certain thresholds of involvement in thermal coal mining and power generation.

ESG Engagement is defined by the Advisor as the interactions between the Advisor and current or potential investees (which may be companies and/or other stakeholders of relevance to the investees) on ESG issues. ESG Engagements are undertaken to gain insight and/or influence (or identify the need to influence) evolving ESG practices and/or improve ESG disclosure, to the extent possible.

All fixed income securities held are subject to the Advisor’s ESG evaluation. The Advisor’s ESG evaluation is part of its wider credit analysis of any issuer held by the Fund. The Advisor uses proprietary in-house ESG research supplemented by external third-party ESG information providers to source information for the implementation of their ESG framework.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Interest Rate Risk.    The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Credit Spread Risk.    The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Issuer/Credit Risk.    There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Market Risk.    The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the

Fund Summary	RBC BlueBay Core Plus Bond Fund

Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Investment Grade Securities Risk.    The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

Mortgage-Related Securities Risk.    Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.

Asset-Backed Securities Risk.    Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Prepayment Risk.    The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.

Fund Summary	RBC BlueBay Core Plus Bond Fund

Reinvestment Risk.    Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. Call risk is a type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.

U.S. Government Obligations Risk.    Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

High Yield Securities Risk.    High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Liquidity Risk.    The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Valuation Risk.    The Fund’s assets are composed mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.

Derivatives Risk.    Derivatives, including options contracts, futures contracts, options on futures contracts and swap agreements (including credit default swaps and interest rate swaps), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset, reference rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes

Fund Summary	RBC BlueBay Core Plus Bond Fund

the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Certain derivatives are required to be exchange traded and/or cleared (which interposes a central clearinghouse to each participant’s derivative transaction) and are subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk.

Foreign Risk.    Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Sovereign Debt Risk.    Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk.    Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the

Fund Summary	RBC BlueBay Core Plus Bond Fund

value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Municipal Obligations Risk.    Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. In addition to being downgraded, an insolvent municipality may file for bankruptcy.

U.S. Government Intervention in Financial Markets Risk.    Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Active Management Risk.    The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

New Fund Risk.    The Fund is new with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Performance Information

Performance information is not included because the Fund does not have a full calendar year of performance as of the date of this Prospectus. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. The performance of an appropriate broad-based index will also be included in the performance table. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Information on the

Fund Summary	RBC BlueBay Core Plus Bond Fund

Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Andrzej Skiba, Senior Portfolio Manager, of the Advisor, has been a Co-Portfolio Manager of the Fund since its inception.

•	Brian Svendahl, Senior Portfolio Manager, of the Advisor, has been a Co-Portfolio Manager of the Fund since its inception.

•	Brandon Swensen, Senior Portfolio Manager, of the Advisor, has been a Co-Portfolio Manager of the Fund since its inception.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax -deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 38 of this Prospectus.